Exhibit 10.3
EXECUTION COPY
AMENDMENT NO. 1
TO
DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
THIS AMENDMENT NO. 1 (the “Amendment”), dated January 16, 2009, amends that certain Development and Commercialization Agreement, dated as of January 4, 2009 (the “Development Agreement”), by and between La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), and BioMarin CF Limited, an Irish corporation (“BioMarin CF”).
RECITALS
A. WHEREAS, in connection with the Development Agreement, the Company and BioMarin Pharmaceutical Inc., a Delaware corporation (“BioMarin Pharmaceutical”), entered into that certain Securities Purchase Agreement, dated as of January 4, 2009 (the “Securities Purchase Agreement”);
B. WHEREAS, the Company and BioMarin Pharmaceutical have made certain changes to the Securities Purchase Agreement in the form of an amendment to the Securities Purchase Agreement (the “Amendment to the Securities Purchase Agreement”); and
C. WHEREAS, the Company and BioMarin CF desire to make conforming changes to the Development Agreement to reflect certain changes made by the Amendment to the Securities Purchase Agreement.
NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:
1. Section 1.41 of the Development Agreement is amended and restated in its entirety as follows:
“1.41 “Securities Purchase Agreement” shall mean the form of securities purchase agreement, as amended by the Amendment to the Securities Purchase Agreement, each as attached to this Agreement as Exhibit 1.41.”
2. Exhibit 1.41 to the Development Agreement shall be amended and restated in its entirety in the form of Exhibit 1.41 attached hereto.
3. Undefined capitalized terms used in this Amendment shall have the meanings ascribed to them in the Development Agreement.
4. Except as expressly set forth in this Amendment, all other terms of the Development Agreement shall remain in full force and effect and once this Amendment is executed by the parties hereto, all references in the Development Agreement to “the Agreement” or “this Agreement,” as applicable, shall refer to the Development Agreement, as modified by this Amendment.
5. This Amendment shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed entirely within such State without regard to conflict of laws principles thereof.
6. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
* * *

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first set forth above.

LA JOLLA PHARMACEUTICAL COMPANY			BIOMARIN CF LIMITED

By:	/s/ Deirdre Y. Gillespie		By:	/s/ G. Eric Davis

	Name:	Deirdre Y. Gillespie, M.D.		Name:	G. Eric Davis
	Title:	President and Chief Executive Officer		Title:	Managing Director

Exhibit 1.41
Securities Purchase Agreement
[Filed as Exhibit 10.30 to BioMarin’s Annual Report on Form 10-K
for the year ended December 31, 2008]